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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 4, 2002
                                                         ----------------

                         FIRST WASHINGTON FINANCIALCORP
                         ------------------------------
             (Exact name of registrant as specified in its charter)

          New Jersey                     000-32949              52-2150671
          -----------                   -----------             ----------
     (State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)                 File Number)         Identification No.)

         US Route 130 & Main Street
         Windsor, New Jersey                                        08561
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         (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code (609) 426-1000
                                                           --------------

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Item 5.  Other events.
         ------------

         The Registrant issued a press release on February 4, 2002 announcing the Registrant's results for the fiscal year 2001.

Item 7.  Exhibits.
         --------

         The following exhibits are filed with this Current Report on Form 8-K.

         Exhibit No.      Description
         -----------      -----------

         99 Press Release dated February 4, 2002 announcing the Registrant's results for the fiscal year 2001.



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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, First Washington FinancialCorp, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          FIRST WASHINGTON FINANCIALCORP.
                                          --------------------------------------
                                          (Registrant)


Dated:   February 4, 2002                 By: /s/ C. HERBERT SCHNEIDER
                                              ----------------------------------
                                          C. HERBERT SCHNEIDER
                                          President and Chief Executive Officer



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                                  EXHIBIT INDEX
                                  -------------

                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Exhibit No.       Description                                          Page No.
-----------       -----------                                          --------

99                Press Release dated February 4, 2002                 5
                  announcing the Registrant's results
                  for the fiscal year 2001.